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                                                                    EXHIBIT 23.2

  We hereby consent to (i) any references to our firm, or (ii) any references to advice rendered by our firm and contained in Amendment No. 2 to the Form S-3 Registration Statement of Kaiser Aluminum Corporation (Registration No. 333-
71).

                                                WHARTON LEVIN EHRMANTRAUT
April 22, 1996                                   KLEIN & NASH, P.A.